Processa Pharmaceuticals

1Q 2021 Earnings Call | May 13, 2021

Disclaimer: Forward Looking Statements

The following summary is provided for informational purposes only and does not constitute an offer or solicitation to acquire interests in the investment or any related or associated company.

The information contained here is general in nature and is not intended as legal, tax or investment advice. Furthermore, the information contained herein may not be applicable to or suitable for an individual's specific circumstances or needs and may require consideration of other matters. The Company and its directors, officers, employees and consultants do not assume any obligation to inform any person of any changes or other factors that could affect the information contained herein.

These materials may include forward-looking statements including financial projections, plans, target and schedules on the basis of currently available information and are intended only as illustrations of potential future performance, and all have been prepared internally.

Forward-looking statements, by their very nature, are subject to uncertainties and contingencies and assume certain known and unknown risks. Since the impact of these risks, uncertainties and other factors is unpredictable, actual results and financial performance may substantially differ from the details expressed or implied herein. Please refer to the documents filed by Processa Pharmaceuticals with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. The Company does not assume any obligation to release updates or revisions to forward-looking statements contained herein.

Summary Timeline for Clinical Trials

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1H 2022	2H 2022	2023-2026
PCS6422 Phase 1B	Initiate Sites, ***Begin Patient Dosing***		***Analysis First 2 Cohorts 2H'21***, Final Analysis 2H'22				Phase 2 or 3 Initiate 2023
PCS499 Phase 2B	Initiate Sites, ***Begin Patient Dosing***		***Interim Analysis 1Q'22***, Final Analysis 2H'22				Phase 3 Initiate 2023
PCS12852 Phase 2A	Pre-IND Meeting, IND, Initiate Sites				Initiate Sites, ***Begin Patient Dosing 1H'22, Interim Results 2H'22***, Final Analysis 1H'23		Phase 2B Initiate 2023

Highlights of 1Q2021

Continued Development of Drug Pipeline Each Having Potential Sales of $1 B or More

✓PCS499
- Selected clinical sites for Phase 2B trial in patients with ulcerative necrobiosis lipoidica (uNL)
- Have begun screening patients for uNL trial
- Adding sites

✓PCS6422
- Selected sites for PCS6422 Phase 1B trial in patients with GI cancers
- Have begun initiating sites

✓ PCS12852
- Completed pre-IND FDA meeting with FDA
- Obtained drug supply from Yuhan Corp. and presently qualifying the drug supply
- Preparing IND documents, including protocol

✓PCS11T
- Further defined development plan and began evaluating CMO to manufacture drug supply and drug product

Expanded Financial and Human Capital

✓Expanded Financial Capital
- Raised $10.2 M in a PIPE
- Funding provides further support for 3 clinical trials and the evaluation of possible biomarkers
- Funding provides cash through 2023

✓Expanded Human Capital
- Added 2 additional staff in development
- Searching for additional staff to further support development and corporate

Processa's Differentiated Approach

Repeatable, Capital-efficient Blueprint Platform with Potential to Generate Significant ROI

DEVELOP NOT **DISCOVER**



REGULATORY SCIENCE PLATFORM

Unmet Medical Need + Efficacy Evidence + Regulatory Science + Capital Efficiency + Potentially High ROI

Unmet Medical Need

- Clear and obvious patient need
- Favorable competitive dynamics

Efficacy Evidence

- Evidence of clinical efficacy in targeted medical condition
- Higher probability of successful development

Regulatory Science

- Improve Benefit/Risk profile that FDA evaluates for approval
- Optimize trial design and anticipate what FDA requires for approval (Trifecta: decreasing risk, time to approval & cost)

Capital Efficiency

- Leverage considerable prior investments before licensing (tox, CMC, etc.)
- Efficient development program and clinical trial design

Potentially High ROI

- Intelligently monetize and partner assets

Processa Pipeline– Multiple Opportunities For Success

Processa Pipeline – Multiple Opportunities For Success

Drug	Disease Target	Preclinical	Phase 1	Phase 2	Phase 3	Market Size
PCS6422	Metastatic Colorectal, Breast Cancer					> $1 B
PCS499	Ulcerative Necrobiosis Lipoidica					> $1 B
PCS12852	Gastroparesis, Functional Constipation					> $1 B
PCS11T	Small Cell Lung, Colorectal Cancer					> $1 B

PCS6422 Chemotherapy Modifier of Cancer Drug Capecitabine (Xeloda®)

➢ Target Indication:
- Treatment of metastatic colorectal cancer when combined with capecitabine

➢ Target Claims:
- 6422+capecitabine combination provides patients with a better benefit-risk profile (less adverse events and/or better efficacy) than just capecitabine



Capecitabine (Xeloda®)
5-FU
DPD
~ 20% of 5-FU
~ 80% of 5-FU
Anti-Tumor Response
6422
Side Effects (e.g., HFS)

PCS6422 Chemotherapy Modifier of Cancer Drug Capecitabine (Xeloda®)

- Safety Differentiation of 6422+Capecitabine vs Existing Cancer Chemotherapy
  - 50-70% of capecitabine patients have adverse events from FBAL resulting in a decrease in capecitabine dose or stopping capecitabine chemotherapy
  - 6422+capecitabne combination likely to significantly decrease these adverse events

Decrease Incidence of HFS (Grade 3&4) Side Effects



20
10
0
% patients
Bolus 5-FU
CI-5-FU
Xeloda
UFT
6422/5FU/LV

Revollo et al. 2008 Clin Cancer Res;
Masuda et al. 2017. NEJM

- Efficacy Differentiation of 6422+Capecitabine vs Existing Cancer Chemotherapy
  - ~30% of patients do not respond to capecitabine
  - 6422+capecitabne combination may be able to extend progression free survival (PFS) in the 30% non-responders and increase the length of PFS over existing chemotherapy including capecitabine

Improve Capecitabine Efficacy with 6422:

Lower Dose of 6422 Administered Hours Before 5-FU/LV in Capecitabine Resistant Patients



100
80
60
40
20
0
PFS (%)
6422/5-FU/LV
(Median PFS – 140d)
Xeloda
0
50
100
150
200
250
300
350
Days

5-FU = 5-Fluoruracil; LV = Leucovorin;
PFS = Progression Free Survival, SD = Stable Disease; PR = Partial Response; PD = Progressive Disease

Adherex files & Rivera E et al, 2014. Clin. Breast Cancer

PCS6422 Chemotherapy Modifier of Cancer Drug Capecitabine (Xeloda®)

- ✓ Response Rate
- ✓ Survival Time

- ✓ HFS Rate &/or Severity
- ✓ % Treatment Resist. Pts

➢ Economic Value: Initial Markets

- 6422 + Capecitabine combination potential 1st line therapy for a number of cancers (e.g., metastatic colorectal and breast cancer)
- Colorectal cancer; > 145,000 new patients/yr U.S., > 1.8 M total colorectal cancer patients worldwide
- Breast cancer; > 275,000 new patients/yr U.S., > 2.0 M total patients with breast cancer worldwide
- > 45% of the new patients with colorectal cancer presently receive capecitabine
- Potential for 6422+capecitabine combination to replace capecitabine in treatment of colorectal cancer and other cancers
- U.S. market potential in colorectal cancer is $700 M - $1.5 B

PCS6422 Chemotherapy Modifier of Cancer Drug Capecitabine (Xeloda®)

- Present Phase 1B Trial to Determine Appropriate Dosing of 6422 and Capecitabine
  - **General Design:** 3+3 cohort capecitabine MTD trial after a single safe dose of 6422; 1 dose 6422, 7d of capecitabine, 7d of no capecitabine; up to 6 cohorts of capecitabine b.i.d. at 75mg/d to 600 mg/d
  - **Objective:** To determine safe maximum tolerated dose of capecitabine after single safe dose of 6422
  - **Inclusion Criteria Examples:** Advanced, metastatic or unresectable refractory GI cancer; not received treatment with 5-FU or capecitabine in 4 weeks; life expectancy > 12 wks
  - **Exclusion Criteria Examples:** Has current brain metastasis, has clinically significant cardiac condition; self-reported to be DPD enzyme deficient
  - **Key Additional Information:** Evaluation of potential biomarkers

→

<u>In 2023 Begin</u>

Phase 2 Followed by Phase 3

OR

Adaptive Design Phase 3

PCS499 FDA Designated Orphan Drug - Ulcerative Necrobiosis Lipoidica (uNL)

Provides Efficacious/Safe Treatment for Patients with No Treatment Options



- Target Indication:
  - Treatment of ulcerative necrobiosis lipoidica ("uNL")
- Target Claims:
  - Completely closes open necrobiosis lipoidica ulcers; improves non-ulcerated NL lesions
  - Natural healing of small ulcers in the first few years ~ 0-15%, for larger ulcers ~ 0 - 5%
  - Open ulcers can lead to infections and amputation of limb


PDE Inhibitor
Anti-Inflammatory
Anti-Fibrotic Effect
Pharmacology of PCS499 & 6 Metabolites
Decrease Blood Viscosity
Inhibits Cytokines
Inhibits Platelet Aggregation

- ☑ Decrease in blood flow & Oxygenation
- ☑ Decrease in platelet survival
- ☑ Increase inflammation
- ☑ Increase fibrosis
- ☑ Increase cytokines
- ☑ Degeneration collagen
- ☐ Alters fat deposition

PCS499 FDA Designated Orphan Drug - Ulcerative Necrobiosis Lipoidica (uNL)

- Differentiation of PCS499 from Existing Therapy
  - No approved NL or uNL treatment in U.S. or worldwide
  - Off-label drugs are prescribed to treat NL with mixed results, many have side effects limiting their use (e.g., pentoxifylline (PTX))
  - PCS499 = deuterated analog of a major metabolite of PTX
  - 499 – orally administered, tolerated much better than PTX (1.8gm 499 well tolerated, 1.2gm tolerated in some patients)
  - In Phase 2A trial 499 closed all ulcers in the two patients who had ulcers and improved NL lesion in patients with no ulcers

Present Off-label therapy including PTX


Adverse Events
Efficacy

499 Treatment


Adverse Events
Efficacy

PCS499 FDA Designated Orphan Drug - Ulcerative Necrobiosis Lipoidica (uNL)

- Economic Value: Initial Markets
  - 22,000 – 55,000 patients in U.S. have uNL
  - Presently no approved treatment and off-labeled drugs not proven to be significantly effective/safe in patients with NL or uNL
  - 499 has orphan designation for NL
  - 499 would be the first approved drug to treat patients with uNL or NL
  - U.S. market potential in uNL is ~$600 M - $1.4 B

Ulcerative Necrobiosis Lipoidica (uNL)
Max Gross Sales


~$1.0B
($0.6B - $1.4B)
U.S.
~1.8B
($1.0B - $2.5B)
EU

- **22,000 – 55,000 uNL Patients in US**
- **150,000 – 400,000 uNL Patients Worldwide**

PCS499 FDA Designated Orphan Drug- Ulcerative Necrobiosis Lipoidica (uNL)

➢ Phase 2B to Better Define Variables for Phase 3:

- **General Design:** Randomized, double-blind placebo-controlled trial of 1.8 gm/d of 499 in 20 uNL patients with primary efficacy evaluation at 6 months
- **Objective:** To determine complete closure response rate of ulcers in patients on placebo vs 499
- **Inclusion Criteria Examples:** Biopsy-confirmed diagnosis of ulcerated NL; at least one (1) ulcer with a minimum surface area of 1 cm2, total ulcer area of a minimum of 2 cm2, and no more than 6 ulcers
- **Exclusion Criteria Examples:** In the last 6 weeks took other drugs such as oral corticosteroids, topical drugs, systemic pentoxifylline, theophylline, immunosuppressant or immunomodulatory drugs

→

In 2023 Begin

Phase 3 to Begin after Obtaining Special Protocol Assessment from FDA

PCS12852 Potent-Selective 5HT4 Agonist for Treatment of Gastroparesis

- Target Indication:
  - Treatment of moderate to sever gastroparesis

- Target Claims:
  - Improves gastric emptying rate and the symptoms associated with moderate to severe gastroparesis (e.g., bloating, pain, nausea, vomiting)


Normal Gastric Emptying
Gastroparesis
Periastaltic contractions
Slowed gastric movement
Food stopped within stomach


Gastric Emptying Rate (%) using 13C-Spirulina
GEBT at Day 7
0.1 mg 12852
0.05 mg 12852
Baseline

PCS12852 Potent-Selective 5HT4 Agonist for Treatment of Gastroparesis

➢ Differentiation of 12852 from Existing therapy
- Present use of approved drugs and off-labelled drugs in gastroparesis is limited by side effects of these drugs
- All FDA approved drug products for gastroparesis have active ingredient of metoclopramide
- 12852 - Highly specific, potent 5HT4 agonist (more specific, potent than other 5HT4 drugs developed or in development)
- 12852 pre-clinical pharmacology and toxicology studies show less side effects than metoclopramide, approved 5HT4 agonists, and 5HT4 agonists in development

	12852	Other 5HT4 Drug (e.g., Cisapride, Prucalopride, Mosapride)	Dopamine D2 Antagonist (.e.g,, Metoclopramide)
Binding	• Very specific 5HT4 receptor binding • Drug very potent to 5HT4	• Less specific binding to 5HT4 than 12852 • Less potent than 12852	• Binds to Dopamine D2 receptors
Side Effects	• No serious side effects in clinical studies to date	• Serious cardiovascular side effects (e.g., cisapride removed from market) • Suicidal ideation (e.g., prucalopride)	• Black Box Warning serious neurological side effects
Efficacy	• Increase gastric emptying rate • Gastroparesis patient study required	• Increase gastric emptying rate • Successful treatment demonstrated	• Only drug FDA approved for treatment of gastroparesis

PCS12852 Potent-Selective 5HT4 Agonist for Treatment of Gastroparesis

➢ Economic Value: Initial Markets

- Prevalence of moderate to severe gastroparesis in U.S. reported to be over 200,000 to > 1,500,000 patients depending on formal diagnosis vs symptom presentation
- Present use of approved drugs and off-labelled drugs in gastroparesis is limited by side effects
- U.S. market potential is $500 M to > $1.5 B

➢ Next Clinical Trial

- Phase 2A Placebo-controlled, Randomized Dose Response Study of the Safety and Efficacy of PCS12852 on Gastric Emptying Rate Assessed by 13C Spirulina GEBT in Patients with Moderate to Severe Gastroparesis
- Phase 2A planned to begin enrolling patients 1H2022
- Interim analysis 2H2022

Summary Timeline for Clinical Trials

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1H 2022	2H 2022	2023-2026
PCS6422 Phase 1B	Initiate Sites, ***Begin Patient Dosing***		***Analysis First 2 Cohorts 2H'21***, Final Analysis 2H'22				Phase 2 or 3 Initiate 2023
PCS499 Phase 2B	Initiate Sites, ***Begin Patient Dosing***		***Interim Analysis 1Q'22***, Final Analysis 2H'22				Phase 3 Initiate 2023
PCS12852 Phase 2A	Pre-IND Meeting, IND, Initiate Sites				Initiate Sites, ***Begin Patient Dosing 1H'22, Interim Results 2H'22***, Final Analysis 1H'23		Phase 2B Initiate 2023

Key Clinical Catalysts

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1H 2022	2H 2022	2023-2026
PCS6422 Phase 1B		FPI		Cohort 1, 2 Analyses	Cohort 3 & 4 Analyses	Final Analysis	Phase 2 or 3
PCS499 Phase 2B		FPI			Interim Analysis	Final Analysis	Phase 3
PCS12852 Phase 2A			IND		FPI	Interim Analysis	Final Analysis; Phase 2B

What's Coming Over the Next 6 Months?

- First Patient Dosed in PCS499 Phase 2B Ulcerative NL Trial
- First Patient Dosed in PCS6422 Phase 1B GI Cancer Trial and Analysis of Cohort 1 & 2 Data
- IND Clearance for PCS12852 in Gastroparesis
- Invited Presentation at the Oppenheimer Rare & Orphan Disease Summit on May 21, 2021
- Invited Presentation at the World Orphan Drug Congress USA 2021 from Aug 25 - 27, 2021
- Research Analyst Reports:

  Robin Garner – Craig Hallum

  Aydin Huseynov MD, CFA - Benchmark

  Hogan Mullaly – Encode Ideas